Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Erdman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Genesis Microchip Inc. on Form 10-Q for the three months ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Genesis Microchip Inc.

Date: August 9, 2004	By:	/s/ ERIC ERDMAN
Eric Erdman Interim Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided by Genesis Microchip Inc. and will be retained by Genesis Microchip Inc. and furnished to the Securities and Exchange Commission or its staff upon request.